SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed  by  the  Registrant  ☒

Filed  by  a  Party  other  than  the  Registrant  ☐

Check  the  appropriate  box:

☐  Preliminary  Proxy Statement

☐  Confidential, For Use of  the  Commission  Only
(As  Permitted  by  Rule  14a-6(e)(2))

☒  Definitive  Proxy  Statement

☐  Definitive  Additional  Materials

☐  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

☒  No  fee  required

☐  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3)  Per  unit  price  or  other  underlying  value  of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is  calculated  and  state  how  it  was  determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

☐  Fee  paid  previously  with  preliminary  materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which  the  offsetting fee was paid previously.  Identify  the  previous filing by registration statement number, or the  form  or  schedule  and  the  date  of  its  filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
677 7th Ave. #410
San Diego, CA 92101
 (TEL) (760) 390-8351

TO THE STOCKHOLDERS OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Honorable Elizabeth A. Gonzalez, Judge, Eighth Judicial District Court (Clark County, Nevada), has ordered that an Annual Meeting of Stockholders (the "Meeting") of Global 8 Environmental Technologies, Inc., a Nevada corporation (the "Company" or "Global 8"), be held. The meeting is scheduled for May 5, 2010 at 10:00 a.m., Pacific Daylight Time at the Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135 for the following purposes (the “Order”):

1.           To elect five directors to the Company’s board of directors to serve until the Company’s next annual meeting.

2.           To ratify Gruber and Company as the Company’s accountants.

3.           To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only registered stockholders who own shares of our common stock at the close of business on March 22, 2010 are entitled to notice of and to vote at the Annual Meeting.

You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;

You may also vote in person at the Annual Meeting, even if you submit a proxy as provided above.

We have enclosed with this Notice of Annual Meeting, a proxy statement and a form of proxy.

/s/ Charles T. Conrad, Jr.

By order of the court
Salt Lake City, UT
March  25,  2010

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
677 7th Ave. #410
San Diego, CA 92101
(TEL) (760) 390-8351

PROXY STATEMENT FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

The Plaintiff Shareholders are soliciting proxies on behalf of the Company to be used at the Company’s May 5, 2010 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement and the form of proxy will be mailed to all stockholders on or about March 26, 2010.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

May 5, 2010, 10:00 a.m. Pacific Daylight Time

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1.           TO ELECT FIVE DIRECTORS FOR ONE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD IN 2011.

2.           TO RATIFY THE APPOINTMENT OF GRUBER AND COMPANY AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3.           OTHER BUSINESS.  To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

WHO CAN VOTE?

Stockholders of record at the close of business on March 22, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting.  As of that record date, the Company had outstanding and entitled to vote 94,464,063 shares of common stock. The common stock is the only class of stock of Global 8 that is outstanding and entitled to vote at the Annual Meeting.  If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of Global 8’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.  Proxies should be sent by the stockholder to, Vincent & Rees, the representative of the Plaintiff Shareholders (“Plaintiff Shareholders’ Representative”) at: Global 8 Plaintiff Shareholders, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111.   A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

-     “FOR” the election of each of Ferrando B. Londe, Bernice L. Church, Walter J. Samaroden, Donald V. Dyer and Shane E. Thibault to the Company’s Board of Directors; and

-      “FOR” the ratification of the appointment of Gruber and Company as the Company’s independent auditors.

-      If any matters other than those set forth above are properly brought before the Annual Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

1.  Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.  Sending written notice of revocation to Global 8 Plaintiff Shareholders, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111; or

3.  Attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

If you choose either of the first two methods, you must take the described action no later than the close of business on May 4, 2010 Pacific Daylight Time. Once voting on a particular matter is completed at the annual meeting, you will not be able to revoke your proxy or change your vote as to that matter. If your shares are held in street name by a broker, bank or other financial institution, you must contact that institution to change your vote.

CONFERENCE CALL AND AUDIO WEBCAST

Shareholders may listen live by phone or video broadcast to our annual meeting. The dial-in numbers for the conference call will be posted at www.global8.com before the meeting. Lines are limited and will be available on a first-come, first-served basis.  Video Conferencing will also be available through the Red Rock Casino.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-half of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

The election of directors of the corporation will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes"  (shares  held  by  brokers  or  nominees  as  to  which they have no discretionary  authority  to  vote  on  a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other  limited  proxies  will  have  the  effect  of a vote against electing the director subject to the abstention, “broker non-vote” or limited proxy.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Plaintiff Shareholders have been ordered to pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies and the Company will reimburse the Plaintiff Shareholders for such costs after the Annual Meeting. The Company will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

DISSENTER'S RIGHT OF APPRAISAL

No action will be taken in connection with the proposal described in this Proxy Statement for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

PROPOSAL 1: TO CONSIDER AND VOTE UPON THE ELECTION OF FIVE DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS
 (ITEM 1 ON THE PROXY CARD)

NOMINEES

The Company’s Bylaws currently provide for up to nine directors, and it is contemplated that a Board of five directors will be elected at the meeting.  Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for Ferrando B. Londe, Bernice L. Church, Walter J. Samaroden, Donald V. Dyer and Shane E. Thibault. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will not be voted for such nominee, and the newly elected Board of Directors shall appoint a nominee to fill the vacancy.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed above as possible.  It is not expected that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next annual meeting of shareholders, or until such person's successor has been elected and qualified.  Officers are appointed by the Board of Directors and serve at the discretion of the Board.

Directors

The following table sets forth the names, positions and ages of the proposed directors and current directors. The following is a brief account of the education and business experience during at least the past five years of our proposed (and current) directors and executive officers, indicating their principal occupations during that period, and the name and principal business of the organizations in which such occupation and employment were carried out.

NOMINEES:

Bernice L. Church

 Bernice L. Church, 49, began her career working with Express 24, a successful private enterprise, where she held a management position for 15 years. Ms. Church is currently a director and co-owner of A1-Transmission Ltd. located in Red Deer, Alberta Canada and has been for the past 20 years. Ms. Church’s responsibilities include accounting and bookkeeping, and generally keeping a watchful eye on the financial performance of the business. Mr. Church is also responsible for accounts payable and receivable, payroll and ensuring a net profit at the end of each annual year.  A-1 Transmission Ltd. has won many accolades and awards over the last two decades. Ms. Church has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which she is to be selected as a director or nominee.

Donald V. Dyer:

Donald (Don) V. Dyer, 71, brings with him a wealth of public market experience for the past 25 years he has worked with many Wall Street brokerage firms such as Goldman Sachs, Prudential and Raymond James. In 2002, Mr. Dyer became President of Pacific Ocean Resources.  Mr. Dyer utilizes his immense knowledge of the stock market and manages the investor and public relations office for Pacific Ocean Resources.  Mr. Dyer has previously resided in New York and Toronto and has settled in Vancouver, where he continues to provide his stock market expertise to many small cap companies on the NASDAQ. Dr. Dyer has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Fernando Londe

Fernando Londe, 44, has extensive experience as business analyst in the telecommunications industry.  Mr. Londe has worked with FREE S.R.L. since 2003 in their Network and Carrier Division where he led FREE S.R.L. in applying and getting the license as Telco Carrier with the Italian Authority.  While with FREE S.R.L., Mr. Londe also planned and launched an ATM network. From 1999 to 2003, Mr. Londe was the Network and Carrier Division Manager for Com.Tel S.p.A. where he also led Com.Tel S.p.A. applying and getting the license as Telco Carrier with Italian Authority and oversaw functional requirements to design and projecting the entire network and routing translations. Mr. Londe speaks, reads and writes English, Italian and Portugese.  Mr. Londe has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

W. James Samaroden

W. James (Jim) Samaroden, 62, began his career in Fort McMurray as the head accountant in Lending for the Canadian Imperial Bank of Commerce.  Mr. Samaroden is presently the sole owner and President of Eagle Financial Concepts where he engages in sales and investigations.  Mr. Samaroden has been licensed under the Life Insurance Act for 35 years and was appointed by the Alberta Government as a Notary Public, Commissioner for Oaths, and Marriage Commissioner.   Mr. Samaroden has an extensive background in marketing, credit repair, tax accounting (1000 clients) and business planning.  Mr. Samaroden has never served as an officer or director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

Shane E. Thibault

Shane E. Thibault, 39, worked from 1998 until 2006 with AS&T Holdings, Inc., a corporation wholly-owned by Mr. Thibault and his immediate family where he worked in (i) pipefitting construction and projects, (ii) quality control and weld inspection of mechanical piping systems (iii) overseeing the quality of workmanship of anywhere from 50 - 150 tradesmen on site, and (iv) structured turnover packages of the piping systems contractors built for their customer or client.  Since 2006, Mr. Thibault has worked with the Company full-time in the area of investor relations.  Mr. Thibault has never served as an director of Global 8 and does not have any arrangement or understanding with any other person pursuant to which he is to be selected as a director or nominee.

None of the nominees, nor any associate of the nominees, is a party to material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries other than the proceeding to cause the Company to hold the Annual Meeting. The nominees have not been offered any compensation by the Company and there are presently no bonus, profit sharing, retirement, pension or other compensation plans in which the nominees will participate.  The nominees have not been granted or extended options, warrants or rights to purchase securities in connection with their service as directors of the Company.

Family Relationships

There are no family relationships among the nominees.

Involvement in Certain Legal Proceedings

The director nominees have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

DIRECTORS AS OF THE DATE OF FILING:

Daniel Wolf, 60, was appointed to the Board of Directors of the Company by the incumbent Board of Directors on June 4, 2009.  Mr. Wolf was also appointed Senior Vice-President, Chief Legal Officer and Chairman of the Board of the Company at the same time. Mr. Wolf founded and led Ploughshare Technologies, and presently is Chairman/CEO of Advanced Earth Technologies. He is a graduate of Harvard Law School.

Tad Simmons, 41, was originally appointed to the Company’s Board of Directors of by the incumbent Board of Directors effective October 22, 2009, by a unanimous written consent. Mr. Simmons was also elected as President of the Company at the same time. Mr. Simmons is also President and CEO of Green Source Corporation and has been since 2001. From 2001 to 2007, Mr. Simmons worked in the solar energy industry serving as sales manager for both residential and commercial sales programs. He worked as a consultant and sales manager for Clean Power Systems, Kerr Enterprises, and Rockwell Electric from 1999 to 2003.

Julio Ferreira was originally appointed to the Company’s Board of Directors of by the incumbent Board of Directors effective October 8, 2008, by a unanimous written consent. Mr. Ferreira was previously elected as President of the Company, but resigned from that position on October 22, 2009. Mr. Ferreira is an environmentalist and business professional with nearly two decades of experience as a negotiator and consultant for projects focused on ecological marketing.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF HAWIKINS ACCOUNTING AS THE COMPANY’S INDEPENDENT ACCOUNTANTS
 (ITEM 2 ON THE PROXY CARD)

The firm of Gruber and Company has acted as the Company's independent accountants to audit the consolidated financial statements of the Company and its subsidiaries through for the quarters ending December 31, 2008, March 31, 2009 and June 30, 2009 and the year ended September 30, 2008.  Gruber and Company has served the Company as its independent accountants and independent auditors since June 24, 2008.  Representatives of Gruber and Company are not expected to be present at the Annual Meeting, will not have an opportunity to make a statement if they desire to do so and will not be available to respond to questions.

Hawkins Accountancy (“Hawkins) served as the Company’s independent auditor for the Company’s fiscal year ended September 30, 2007.  On June 24, 2008, Hawkins was dismissed as the Company’s independent auditor. The decision to dismiss Hawkins was approved by the Company’s Board of Directors who, pursuant to Section 3(a)(58)(B) of the Exchange Act, acts as the Company’s audit committee. Hawkins report on the Company’s consolidated financial statements for the year ended September 30, 2007 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the Report was modified to include an explanatory paragraph wherein Hawkins expressed substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended September 30, 2007, and during the period from October 1, 2007 until June 23, 2008, there were no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Hawkins satisfaction, would have caused Hawkins to make reference thereto in their Report on the Company’s financial statements for this fiscal year.

Prior to engaging the Gruber and Company, the Company did not consult with Gruber regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Although this appointment of Gruber and Company as independent accountants is not required to be submitted to a vote by stockholders, it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment.  Even if the selection of Gruber and Company is ratified, the Board may, in its discretion, appoint a different firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

AUDIT FEES

The aggregate fees billed for the two most recently completed fiscal years ended September 30, 2009 and 2008 for professional services rendered by the principal accountant for the audit of the Corporation’s annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended September 30, 2008	Year Ended September 30, 2009
Audit Fees	$32,556	9,553
Audit Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$32,556	$9,553

BENEFICIAL OWNERSHIP OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC. COMMON STOCK OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth the number of and percent of the Company's common stock beneficially owned by:

-     all directors and nominees, naming them,

-     the Company’s executive  officers,

-     the Company’s directors and executive officers as a group, without naming them, and

-     persons or groups known by us to own beneficially 5% or more of our Common Stock:

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on March 22, 2010 and all shares of the Company’s common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of March 22, 2010.  Except as otherwise indicated, the persons listed below have sole voting and  investment  power  with respect to all shares of our capital stock owned by them.

Name	Number of Shares Beneficially Owned	Percentage of Voting Stock (1)

NOMINEES

Bernice L. Church	383,000	0.4%
Don V. Dyer	3,491,256	3.6%	(2)
Ferrando B. Londe	300,000	0.3%
Walter J. Samaroden	1,601,536	1.7%	(3)
Shane E. Thibault	1,109,436	1.2%	(4)

Total Nominees	6,885,228	7.3%

DIRECTORS AND EXECUTIVE OFFICERS

Daniel Wolf	0	0%
Julio Ferreira	0	0%
Tad Simmons	0	0%

5% BENEFICIAL OWNERS

Rene Braconnier	15,166,439	16%	(5)

(1)        Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of March 22, 2010, there were 94,464,063, shares of the Company’s common stock issued and outstanding.

(2)        Includes 2,765,256 Shares of Common Stock held by Pacific Ocean, of which Mr. Dyer is a controlling shareholder.

(3)        Includes 1,349,608 shares of Common Stock held by immediate family members.

(4)        Includes 1,109,436 shares of Common Stock held by AS&T Holdings, Inc., of which Mr. Thibault is a controlling shareholder.

(5)        Includes (a) 6,716,060 shares of common stock and warrants to purchase 6,716,060 shares of common stock owned by Milverton Capital Corporation, of which Mr. Branconnier is a controlling shareholder, (b) 674,884 shares of common stock owned by 529473 BC Ltd., of which Mr. Branconnier is a controlling shareholder, (c) 680,435 shares of common stock owned by Dynasty Farms Ltd., of which Mrs. Branconnier is a controlling shareholder through Sanclair Holdings Ltd. and (d) 379,000 shares of common stock owned by Sharon Branconnier, Mr. Branconnier’s wife. All of the warrants are exercisable between $0.25 to $0.75 per share and they all expire in August 2009. The percentage ownership has been calculated assuming the exercise of all of the aforementioned warrants.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	Global 8’s principal executive officer;

(b)	each of Global 8’s two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2009; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as the Company’s executive officer at the end of the year ended December 31, 2009, who are referred to as the named executive officers of the Company for the years ended December 31, 2009 and 2008, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than the Company’s principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa -tion ($)	Total ($)
Julio Ferreira Executive Officer and Director(1)	2009 2008	$88,948 Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$88,948 Nil
Daniel Wolf President and Director(2)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Tad Simmons(3)	2009 2008	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Chad Burback Chief Financial Officer and Director(4)	2009 2008	$63,000 $82,253	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$63,000 $82,253
Javan Khazali Chief Executive Officer and Director (5)	2009 2008	$472,246 Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$472,246 Nil
Ed Kroeker President (6)	2009 2008	Nil $116,951	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil $116,951

(1)
Julio Ferreira was appointed to the Company’s board of directors on October 8, 2008 and as Chief Executive Officer of the Company on May 27, 2009.  On October 21, 2009, Mr. Ferreira submitted his resignation as President and Chief Executive Officer of the Company to the Board of Directors, which accepted the resignation on the same day.

(2)
On October 16, Tad Simmons was appointed to the Company’s board of directors by the then-current board of directors.  On October 22, 2009, Mr. Simmons was appointed to the posts of President, Chief Executive Officer and Treasurer.

(3)
On June 4, 2009, Daniel Wolf was appointed to the Company’s Board of Directors. On October 22, 2009, Mr. Wolf was appointed Chairman of the Board of Directors by the Company’s then-current board of directors.  On October 30, 2009, Mr. Wolf was appointed to the posts of Senior Vice-President and Chief Legal Officer

(4)
Chad Burback served as a director of the Company from September 2000 until his resignation on October 21, 2009.  Mr. Burback was appointed at Chief Financial Officer on July 10, 2008 and served until his resignation on October 21, 2009.

(5)
On May 25, 2009, Javan Khazali advised the Registrant of his resignation from the position of Chief Executive Officer of the Company and from Company’s Board of Directors. Mr. Khazali had been the Chief Executive officer and a director of the Company since October 1, 2008.

(6)	Mr. Kroeker was appointed as CEO and President of the Company effective March 7, 2007. Mr. Kroeker resigned from his position on September 30, 2008.

Equity Compensation Plan Information and Stock Options

Global 8 does not currently have any equity compensation plans or any outstanding stock options.

Compensation of Directors

Global 8 currently has no formal plan for compensating its directors for their services in their capacity as directors, although Global 8 may elect to issue stock options to such persons from time to time. Directors are entitled to either (i) reimbursement for reasonable expenses, if any, incurred in connection with attendance at meetings of our board of directors, (ii) a stated salary as director or a committee member, or a combination of the foregoing.

Pension, Retirement or Similar Benefit Plans
There are no arrangements or plans in which Global 8 provides pension, retirement or similar benefits for directors or executive officers. Global 8 has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise described in this Proxy Statement, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the proposed Amended and Restated Articles of Incorporation or the amendment to the Company’s Bylaws set forth herein, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

BY ORDER OF THE HONORABLE ELIZABETH A. GONZALEZ, JUDGE, EIGHT JUDICIAL DISTRICT COURT (CLARK COUNTY, NEVADA) AND CONDUCTED BY THE PLAINTIFF SHAREHOLDERS

/s/ Charles T. Conrad, Jr.
Charles T. Conrad, Jr.                              , Plaintiff Shareholders’ Representative

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD MAY 5, 2010
IN COMPLIANCE WITH AN ORDER BY THE HONORABLE ELIZABETH A. GONZALEZ, JUDGE, EIGHT JUDICIAL DISTRICT COURT (CLARK COUNTY, NEVADA).
THIS PROXY IS SOLICITED ON BEHALF OF GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC BY PLAINTIFF SHAREHOLDERS

The  undersigned,  revoking  all prior proxies, hereby appoints Charles Conrad and Ferrando Londe and each of them, with full power of substitution in each, as proxies  for  the  undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote,  as  fully as the undersigned could vote and act if personally present, at the  Annual Meeting of Stockholders (the "Meeting") to be held on May 5, 2010, at 10:00 A.M., Pacific Standard time, at Red Rock Casino Resort Spa located at 11011 W. Charleston, Las Vegas, NV 89135, or at any adjournments or  postponements  thereof.

Should  the  undersigned  be  present and elect to vote at the Meeting or at any adjournments  or  postponements thereof, and after notification to Charles Conrad  at the Meeting of the stockholder's decision to terminate this proxy,  then  the  power of such attorneys or proxies shall be deemed terminated and  of  no further force and effect. This proxy may also be revoked by filing a written  notice  of  revocation  with  Global 8 Plaintiff Shareholders, c/o Vincent & Rees, 175 S. Main St., 15th Floor, Salt Lake City, Utah 84111, or by duly executing  a  proxy  bearing  a  later  date.

LISTED PROPOSALS:

Proposal (1) to elect the following individuals as members of the Company’s Board of Directors.

(a) Bernice L. Church	(d) W. James Samaroden

FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST☐ ABSTAIN ☐

(b) Don V. Dyer	(e) Shane L. Thibault

FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST ☐ ABSTAIN ☐

(c) Ferrando Londe

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal (2) to ratify the appointment of Gruber and Company as the Company’s independent auditors.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (2) and for the election of Bernice L. Church, Don V. Dyer, Ferrando Londe, W. James Samaroden and Shane L. Thibault under proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE:  PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [_______________________________] DATE: _______, 2010
Signature (Joint owners)  [____________________________________]  DATE:  _______,  2010